UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2021 (February 6, 2021)

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1044 Northern Boulevard, Suite 305

Roslyn, New York 11576-1514

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 6, 2021, Sino-Global Shipping America, Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors specified on the signature page thereto (the “Investors”) pursuant to which the Company agreed to sell to the Investors, and the Investors agreed to purchase from the Company, in a registered direct offering, an aggregate of 1,998,500 shares (the “Shares”) of the common stock of the Company, no par value per share (“Common Stock”), at a purchase price of $6.805 per Share, for aggregate gross proceeds to the Company of $13,599,792.50.

The Company also agreed to sell to the Investors warrants to purchase up to an aggregate of 1,998,500 shares of Common Stock at an exercise price of $6.805 per share (the “Warrants”). The Warrants shall be initially exercisable upon issuance and expire five and a half (5.5) years from the date of issuance. The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants are subject to adjustment in the event of stock splits or dividends, or other similar transactions, but not as a result of future securities offerings at lower prices.

Net proceeds to the Company from the sale of the Shares and the Warrants (such transaction, the “Offering”), after deducting estimated offering expenses and placement agent fees, are expected to be approximately $12.5 million. The Offering is expected to close on or about February 10, 2021, subject to satisfaction of customary closing conditions.

The offering of the Shares is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-222098), which was originally filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2017 and was declared effective by the Commission on February 16, 2018. The offering of the Warrants is being made pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), contained in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Maxim Group LLC (the “Placement Agent”) acted as the exclusive placement agent in connection with the Offering pursuant to an engagement letter agreement between the Company and the Placement Agent dated February 5, 2021 (the “Placement Agreement”). The Placement Agreement provides that the Placement Agent will receive a cash commission fee equal to 7% of the aggregate gross proceeds of the Offering. The Company also agreed to reimburse the Placement Agent (a) $5,000 for non-accountable expenses; (b) up to $40,000 for the reasonable and accounted fees and expenses of legal counsel.

The Company agreed in the Purchase Agreement that it would not issue any Common Stock (or Common Stock equivalents) from February 6, 2021 until 45 calendar days after the closing of the Offering. The Company also agreed in the Purchase Agreement that it would file with the Commission a registration statement on Form S-1 (or such other form as the Company is then eligible to use) as soon as practicable (and in any event within 45 calendar days of the closing day) providing for the resale by the purchasers of the shares of Common Stock issuable upon exercise of the Warrants, and that it would use commercially reasonable efforts to cause such registration statement to become effective within 181 days following the Closing Date.

Pursuant to the Purchase Agreement, the lock-up agreements signed by each of the Company’s executive officers and directors shall remain in full force and effect. In connection with a previous offering in which the Placement Agent also acted as the exclusive placement agent and closed on December 11, 2020, each of the Company’s executive officers and directors have agreed, subject to certain exceptions set forth in the lock-up agreements, not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, for one hundred eighty (180) days from December 11, 2020 without the prior written consent of the Placement Agent.

The foregoing descriptions of the Purchase Agreement, the Placement Agreement and the Warrants are not complete and are qualified in their entirety by references to the full text of the Purchase Agreement, the Placement Agreement and the form of Warrant, which are attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference.

A copy of the opinion of Kaufman & Canoles, P.C. relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1.

On February 8, 2021, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On February 6, 2021, the Company entered into the Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K pursuant to which, among other things, it agreed to issue the Warrants to the Investors. The offering of the Warrants is being made pursuant to an exemption from the registration requirements of Section 5 of the Securities Act contained in Section 4(a)(2) thereof and/or Regulation D promulgated thereunder. The disclosures in Item 1.01 of this Form 8-K regarding the Warrants and the shares of Common Stock issuable upon the exercise thereof are incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

See Item 1.01 of this Form 8-K relating to a press release issued by the Company on February 8, 2021. The information set forth in Item 1.01 above is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to purchase Common Stock.

5.1	Opinion of Kaufman & Canoles, P.C.

10.1	Securities Purchase Agreement dated February 6, 2021.

10.2	Placement Agreement dated February 5, 2021.

23.1	Consent of Kaufman & Canoles, P.C. (included in Exhibit 5.1).

99.1	Press release of Sino-Global Shipping America, Ltd. dated February 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2021

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Lei Cao
Name:	Lei Cao
Title:	Chief Executive Officer

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